Exhibit 1.1

Certification pursuant to Sarbanes-Oxley Section 302

I, Blair Merriam, certify that:

1. 	I have reviewed this annual report on Form 10-KSB of  Platina Energy
	Group Inc.;

2. 	Based on my knowledge, this annual report does not contain any untrue
	statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial statements, and other financial
	information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. 	I am responsible for establishing and maintaining disclosure controls and
	procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the
	registrant and have:

	(a) 	Designed such disclosure controls and procedures or caused such
		disclosure controls and procedures to be designed under my supervision,
		to ensure that material information relating to the registrant is made
		known to myself by others, particularly during the period in which this
		report is being prepared;

	(b) 	Evaluated the effectiveness of the registrant's disclosure controls and
		procedures and presented in this report my conclusions about the
		effectiveness of the disclosure controls and procedures, as of the end of
		the period covered by this report based on such evaluation; and

	(c) 	Disclosed in this amended report any change in the registrant's internal
		controls over financial reporting that occurred during the registrant's
		most recent fiscal quarter (the registrant's fourth fiscal quarter in the
		case of an annual report) that has materially affected, or is reasonably
		likely to materially effect, the registrant's internal controls over
		financial reporting; and

5. 	I have disclosed, based on my most recent evaluation, to the registrant's
	auditors and the audit committee of the registrant's Board of Directors (or
	persons performing the equivalent functions);

	(a) 	All significant deficiencies and material weaknesses in the design or
		operation of internal control over financial reporting which are reasonably
		likely to adversely affect the registrant's ability to record, process,
		summarize and report financial information; and

	(b) 	Any fraud, whether or not material, that involves management or other
		employees who have a significant role in the registrant's internal control
		over financial reporting.

	/s/  Blair Merriam
	Blair Merriam
	Chief Executive Officer and Treasurer

	July 13, 2006